John Hancock Variable Insurance Trust
Supplement dated December 31, 2013
to the Prospectus dated April 26, 2013

Financial Services Trust

Effective January 1, 2014, Christopher C. Davis will replace Kenneth C. Feinberg as a portfolio manager to the Financial Services Trust.

Accordingly, under the section Financial Services Trust, sub-section Management, the portfolio management disclosure pertaining to Mr. Feinberg is hereby deleted and replaced with:

Subadvisor	Portfolio Manager
Davis Selected Advisers, L.P	Christopher C. Davis. Portfolio Manager; managed fund from 2001 to 2007, and since January 1, 2014.

Fundamental Value Trust

Effective January 1, 2014, Kenneth C. Feinberg will no longer serve as a portfolio manager to the Fundamental Value Trust. Christopher C. Davis will continue to serve as portfolio manager to the fund.

Accordingly, under the section Fundamental Value Trust, sub-section Management, the portfolio management disclosure pertaining to Mr. Feinberg is hereby deleted and replaced with:

Subadvisor	Portfolio Manager
Davis Selected Advisers, L.P	Danton Goei. Co-Portfolio Manager; managed fund since 2014.

Under the Management section, under Subadvisors and Portfolio Managers, all references to Mr. Feinberg with respect to Financial Services Trust are deleted in their entirety and replaced with references to Mr. Davis. All other references to Mr. Feinberg with respect to the Fundamental Value Trust are deleted in their entirety and replaced with references to Mr. Goei.

In addition, under the same section, the employment information related to Mr. Feinberg is deleted in its entirety and replaced with:

Danton Goei. Co-Portfolio Manager; joined Davis in 1998 as a Research Analyst; also manages other equity funds advised by Davis.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.